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                                  EXHIBIT 21

                     SUBSIDIARIES OF FRONTIER CORPORATION
                              AS OF MARCH 1, 1997

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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------

ALC Communications Corporation                        DE            ALC Communications Corp.;
(A subsidiary of Frontier                                          ALC
Corporation)

Ameritel Management, Inc.                           Canada          Ameritel Management, Inc.
(A subsidiary of Frontier                     (British Columbia)
Communications of the West, Inc.)

Budget Call Long Distance, Inc.                       DE            Budget Call Long
(A subsidiary of Frontier                                           Distance, Inc.; Budget
Communications International Inc.)                                  Call

Business Telemanagement, Inc.                         CA            Business Telemanagement,
(A subsidiary of Ameritel                                           Inc.
Management, Inc.)

Computer Calling Technologies, Inc.                   DE            Computer Calling
(A subsidiary of Frontier                                           Technologies, Inc.
Communications of the West, Inc.)

ConferLink Corp.                                      CO            Conferlink Corp.
(A subsidiary of ConferTech
International, Inc.)

ConferTech Australia Pty. Ltd.                     Australia        ConferTech Australia
(A subsidiary of ConferTech
International, Inc.)


ConferTech Canada, Inc.                              Canada         ConferTech Canada, Inc.
(A subsidiary of ConferTech                     (All provinces)
International, Inc.)

ConferTech International, Inc.                        CO            ConferTech International,
(A subsidiary of ALC Communications                                 Inc.
Corporation)

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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
DePue Communications, Inc.                           IL            DePue Communications,
(A subsidiary of Frontier                                          Inc.
Communications of DePue, Inc.)

Dowdy Minnesota 10, Inc.                             FL            Dowdy Minnesota 10, Inc.
(A subsidiary of Frontier Cellular
Holding Inc.)

Enhanced Telemanagement, Inc.                        MN            Enhanced Telemanagement;
(A subsidiary of ALC                                               ETI; Frontier Telemanage-
Communications Corporation)                                        ment

Fairmount Cellular Inc.                              GA            Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount, Inc.)

Frontel Communications Limited                     England         Frontel Communications
(A subsidiary of ALC Communications                                Ltd.; Frontel
Corporation)

Frontel Newco
(A subsidiary of Frontel Communications Ltd)       England         Frontel Newco

Frontier Cellular Holding Inc.                       DE            Frontier Cellular
(A subsidiary of Frontier Corporation)                             Holding Inc.; FCHI

Frontier Cellular of Alabama, Inc.                   AL            Frontier Cellular
(A subsidiary of Frontier
Communications of the South, Inc.)

Frontier Communications                              DE            Frontier Communications
International Inc.                                                 International Inc.; FCI;
(A subsidiary of                                                   RCI Long Distance, Inc.
ALC Communications Corporation)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Communications of                           AL            Frontier Communications
Alabama, Inc.                                                      of Alabama, Inc.
A subsidiary of Frontier Subsidiary
Telco Inc.)

Frontier Communications of                           NY            Frontier Communications
AuSable Valley, Inc.                                               of AuSable Valley, Inc.;
(A subsidiary of                                                   Frontier
Frontier Corporation)

Frontier Communications of                           PA            Frontier Communications
Breezewood, Inc.                                                   of Breezewood, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           PA            Frontier Communications
Canton, Inc.                                                       of Canton, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           IL            Frontier Communications
DePue, Inc.                                                        of DePue, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           GA            Frontier Communications
 Fairmount, Inc.                                                   of Fairmount, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           GA            Frontier Communications
 Georgia, Inc.                                                     of Georgia, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Communications of                           IL            Frontier Communications
Illinois, Inc.                                                     of Illinois, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           IN            Frontier Communications
Indiana, Inc.                                                      of Indiana, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           IA            Frontier Communications
Iowa, Inc.                                                         of Iowa, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           DE            Frontier Communications of Israel
Israel, Inc.
(A subsidiary of
Frontier Corporation)

Frontier Communications-                             WI            Frontier Communications
Lakeshore, Inc.                                                    -Lakeshore, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           IL            Frontier Communications
Lakeside, Inc.                                                     of Lakeside; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           PA            Frontier Communications
Lakewood, Inc.                                                     of Lakewood, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Communications of                           AL            Frontier Communications
Lamar County, Inc.                                                 of Lamar County, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           MI            Frontier Communications
Michigan, Inc.                                                     of Michigan, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of the                       VA            Frontier Communications Mid Atlantic,
of the Mid Atlantic,Inc.                                           Inc.; Mid Atlantic Telecom
(A subsidiary of ALC
Communications Corporation)

Frontier Communications-Midland,                     IL            Frontier Communications
Inc.                                                               -Midland, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications                              MN            Frontier Communications
of Minnesota, Inc.                                                 of Minnesota, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           MS            Frontier Communications
Mississippi, Inc.                                                  of Mississippi, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           WI            Frontier Communications
Mondovi, Inc.                                                      of Mondovi, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Communications of                            IL           Frontier Communications
Mt. Pulaski, Inc.                                                  of Mt. Pulaski, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           DE            Frontier Communications
New England, Inc.                                                  of New England, Inc.;
(A subsidiary of ALC                                               Long Distance North; LDN;
Communications Corporation)                                        Frontier

Frontier Communications -                            MN            Frontier Communications
North Central Region, Inc.                                         North Central Region,
(A subsidiary of ALC                                               Inc; American Sharecom;
Communications Corporation)                                        ASI

Frontier Communications of                           NY            Frontier Communications
New York, Inc.                                                     of New York, Inc.;
(A subsidiary of                                                   Frontier
Frontier Corporation)

Frontier Communications of                           IL            Frontier Communications
Orion, Inc.                                                        of Orion, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           PA            Frontier Communications
Oswayo River, Inc.                                                 of Oswayo River, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           PA            Frontier Communications
Pennsylvania, Inc.                                                 of Pennsylvania, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Communications-Prairie,                     IL            Frontier Communications-
Inc.                                                               Prairie, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           DE            Frontier Communications Rochester, of
Rochester, Inc.                                                    Inc.; FCR
(A subsidiary of Frontier
Corporation)

Frontier Communications-Schuyler,                    IL            Frontier Communications
Inc.                                                               -Schuyler, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           NY            Frontier Communications
Seneca-Gorham, Inc.                                                of Seneca-Gorham, Inc.;
(A subsidiary of                                                   Frontier
Frontier Corporation)

Frontier Communications of                           AL            Frontier Communications
the South, Inc.                                                    of the South, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications -                            WI            Frontier Communications
St. Croix, Inc.                                                    - St. Croix, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           NY            Frontier Communications
Sylvan Lake, Inc.                                                  of Sylvan Lake, Inc.;
(A subsidiary of                                                   Frontier
Frontier Corporation)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Communications of                           IN            Frontier Communications
Thorntown, Inc.                                                    of Thorntown, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                           WI            Frontier Communications
Viroqua, Inc.                                                      of Viroqua, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of the                       CA            Frontier Communications
West, Inc.                                                         of the West, Inc.; West
(A subsidiary of ALC                                               Coast Telecommunications,
Communications Corporation)                                        Inc.

Frontier Communications of                           WI            Frontier Communications
Wisconsin, Inc.                                                    of Wisconsin, Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications Services                     MI            Frontier Communications
Inc. (A subsidiary of ALC                                          Services Inc.; Allnet
Communications Corporation)                                        Communication Services

Frontier Information                                 DE            Frontier Information
Technologies, Inc.                                                 Technologies, Inc.;
(A subsidiary of Frontier                                          FIT
Corporation)

Frontier InfoServices Inc.                           DE            Frontier InfoServices
(A subsidiary of                                                   Inc.; Visions Publishing
Frontier Subsidiary Telco Inc.)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Frontier Local Services Inc.                         MI            Frontier Local Services
(A subsidiary of ALC                                               Inc.; Allnet Local
Communications Corporation)                                        Services

Frontier Long Distance of                            DE            Frontier Long Distance
America, Inc.                                                      of America Inc;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Long Distance of                            DE            Frontier Long Distance
New York, Inc.                                                     of New York Inc.;
(A subsidiary of                                                   Frontier
Frontier Subsidiary Telco Inc.)

Frontier Network Systems Inc.                        DE            Frontier Network Systems
(A subsidiary of                                                   Inc.; Rotelcom Network
ALC Communications Corporation)                                    Systems; Rotelcom

Frontier Subsidiary Telco Inc.                       DE            Frontier Subsidiary
(A subsidiary of                                                   Telco Inc.; FSTI
Frontier Corporation)

Frontier Telemanagement Inc.                         WI            Frontier Telemanagement
(A subsidiary of ALC
Communications Corporation)

LinkUSA Corporation                                  IA            LinkUSA Corporation
(A subsidiary of ALC
Communications Corporation)

Mid-South Cablevision                                MS            Mid-South Cablevision
Company, Inc.                                                      Company, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
MLD Minnesota 10, Inc.                               FL            MLD Minnesota 10, Inc.
(A subsidiary of Frontier
Cellular Holding Inc.)

New Richmond Cable                                   WI            New Richmond Cable
Company, Inc.                                                      Company, Inc.
(A subsidiary of Frontier
Communications - St. Croix, Inc.)

New York RSA 3 Funding Corporation                   NY            New York RSA 3 Funding
(A subsidiary of RTMC Holding, Inc.

O. T. Cellular Telephone                             IL            O. T. Cellular
Company                                                            Telephone Company
(A subsidiary of
Frontier Communications of
Orion, Inc.)

RCI Long Distance Canada Ltd.                     Canada           RCI Long Distance
(A subsidiary of ALC                          (Ont., Quebec)       Canada Ltd.
Communications Corporation)

R.G. Data Incorporated                               NY            R.G. Data
(A subsidiary Frontier Corporation)

Rochester Telephone Corp.                            NY            Rochester Telephone
(A subsidiary of                                                   Corp.; RTC
Frontier Corporation)

RTMC Holding, Inc.                                   DE            RTMC Holding, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Schuyler Cellular, Inc.                              IL            Schuyler Cellular, Inc.
(A subsidiary of Frontier
Communications - Schuyler, Inc.)
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                                                   STATE OF
NAME OF SUBSIDIARY                              INCORPORATION      BUSINESS NAMES USED
------------------                              -------------      --------------------
Suntel Communications Corp. Ltd.                   Israel         Suntel
(A subsidiary of Frontier
Communications of Israel, Inc.)

TDCI, Ltd.                                           IN            Thorntown Development
(A subsidiary of                                                   Company, Inc.; TDCI,
Frontier Communications of                                         Ltd.
Thorntown, Inc.)
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